EXHIBIT 10.6

                               SECOND AMENDMENT TO
                                CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT is made and dated as of January 15, 1999 (the "Second Amendment") among SIERRA HEALTH SERVICES, INC. (the "Company"), the Banks now party to the Credit Agreement referred to below, DEUTSCHE BANK AG, New York and/or Cayman Island Branches (the "New Bank") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, as Administrative Agent (the "Agent"), and amends that certain Credit Agreement dated as of October 30, 1998, as amended by that certain First Amendment dated as of November 23, 1998 (as further amended or modified from time to time, the "Credit Agreement").

                                                     RECITALS

     WHEREAS, the Company has requested the Agent and the Banks to amend certain provisions of the Credit Agreement, and the Agent and the Banks are willing to do so, on the terms and conditions specified herein;

     WHEREAS, the New Bank wishes to be added to the Credit Agreement as a Bank, and the Company, the Agent and the existing Banks are willing to permit the New Bank to be so added;

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

     1. Terms. All terms used herein shall have the same meanings as in the Credit Agreement unless otherwise defined herein.

         2.       Amendment.  The Credit Agreement is hereby amended as follows:

                  2.1      Amendment to Section 8.10.

     (a) Section 8.10 of the Credit Agreement is hereby amended by adding the following clause immediately after the phrase "notwithstanding the foregoing," in the seventh line from the end of such Section:

     "(i) any Wholly-Owned Subsidiaries may declare and pay dividends to the Company and (ii) "

                  2.2      Amendment to Section 8.14.

     (a) Clause (ii) of subsection (b) of Section 8.14 of the Credit Agreement is hereby amended by replacing the phrase "for the period commencing on the Closing Date and

                                                         1

     ending on the date of determination" and with the following phrase: "for each Fiscal Quarter ending after the Closing Date and on or before the date of determination,".

                  2.3      Amendment to Section 8.17.

     (a) The proviso at the end of Section 8.17 of the Credit Agreement is hereby amended by inserting the following clause immediately after the word "foregoing": "the Company may consummate any of the transactions set forth on
Schedule 8.17 and".

                  2.4      Amendment to Section 9.02.

     (a) The following sentence shall be added to the end of the first sentence of Section 9.02: "Upon any acceleration of the Loans pursuant to the foregoing provisions, the Company shall deposit with the Agent cash collateral in an amount equal to the aggregate undrawn amount of all Letters of Credit then outstanding (the "Maximum Available Amount"); provided that in the event of any drawing under any Letter of Credit thereafter, the Agent shall use such cash collateral to reimburse such drawing and provided further that, in the event of any cancellation or expiration of any Letter of Credit, the Agent shall apply the difference between the Maximum Available Amount immediately prior to such cancellation or expiration and the Maximum Available Amount immediately after such cancellation or reduction, first, to the payment in full of any outstanding Obligations, and second, to the Company or to such other Person who may be lawfully entitled to receive such funds or as a court of competent jurisdiction may direct."

     2.5 Amendment to Section 10.10. Section 10.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  10.10    Withholding Tax.

     (a) If any Bank is a "foreign corporation, partnership or trust" within the meaning of the Code and such Bank claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the Code, such Bank agrees with and in favor of the Agent and the Company, to deliver to the Agent:

     (i) if such Bank claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, two properly completed and executed copies of IRS Form 1001 before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

     (ii) if such Bank claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Bank, two properly completed and executed copies of IRS Form 4224 before the payment of any interest is due in the first taxable year of

                                                         2

     such Bank and in each succeeding taxable year of such Bank during which interest may be paid under this Agreement; and

     (iii) to the extent it is legally able to do so, such other form or forms as may be required under the Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

     Such Bank agrees to promptly notify the Agent and the Company of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

     (b) If any Bank claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form 1001 and such Bank sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Company to such Bank, such Bank agrees to notify the Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of the Company to such Bank. To the extent of such percentage amount, the Agent will treat such Bank's IRS Form 1001 as no longer valid.

     (c) If any Bank claiming exemption from United States withholding tax by filing IRS Form 4224 with the Agent grants a participation in all or part of the Obligations of the Company to such originating Bank, such originating Bank agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code with respect to its participant.

     (d) If any Bank is entitled to a reduction in the applicable withholding tax, the Agent may withhold from any interest payment to such Bank an amount equivalent to the applicable withholding tax after taking into account such reduction. However, if the forms or other documentation required by subsection
(a) of this Section are not delivered to the Agent, then the Agent may withhold from any interest payment to such Bank not providing such forms or other documentation an amount equivalent to the applicable withholding tax imposed by Sections 1441 and 1442 of the Code, without reduction.

     (e) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Agent or the Company did not properly withhold tax from amounts paid to or for the account of any Bank (because such Bank failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective) such Bank shall indemnify the Agent and the Company fully for all amounts paid, directly or indirectly, by the Agent or the Company as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, together with all costs and expenses (including Attorney Costs). The obligation of the Banks under this subsection shall survive the payment of all Obligations and the resignation or replacement of the Agent.


                                                         3

                  2.6      Amendment of Schedules.

     (a) Schedule 2.01 of the Credit Agreement is hereby amended and restated to read in its entirety as set forth on Schedule 2.01 hereto.

     (b) Schedule 11.02 of the Credit Agreement is hereby amended and restated to read in its entirety as set forth on Schedule 11.02 hereto.

                  2.7      Addition of New Bank.

     (a) Upon the date of effectiveness of this Second Amendment (the "Effective Date"), the New Bank shall (i) be a party to the Credit Agreement; (ii) assume all of the rights and obligations of a Bank under the Credit Agreement with a Commitment in the amount set forth opposite such Bank's name in Schedule 2.01 attached hereto; and (iii) be secured by the Collateral. On the Effective Date, the New Bank shall purchase and assume, and BofA and First Union shall each sell to the New Bank, 25% of its Commitment under the Credit Agreement, including 25% of each of the outstanding Loans of BofA and First Union (with such purchase, assumption and sale being deemed to have been completed upon payment of the purchase price in the manner referred to below). As of the date of this Second Amendment, there are four outstanding Borrowings of LIBOR Rate Loans, the terms of which are more particularly described on Exhibit A hereto. The interest rate payable by the Company on its outstanding Loans shall not change; however, the interest rate distributable to the New Bank on its portion of the Loans purchased from BofA and First Union shall be equal to the LIBOR Rate for an Interest Period of one or three months (as described on Exhibit A), determined as of January 15, 1999, plus the Applicable Margin for LIBOR Rate Loans. On the Effective Date, the New Bank shall assume the Commitment of, and pay to the Agent (for delivery to BofA and First Union) the purchase price for the Loans sold by, BofA and First Union. The obligation of the New Bank to so provide its purchase price to the Agent shall be absolute and unconditional and shall not be affected by the occurrence of a Default or Event of Default. Upon the delivery by the New Bank to the Agent of the purchase price due for such Loans, the New Bank shall thereupon hold an assignment, to the extent of such payment, in the claim of BofA and First Union against the Company for principal and shall share, in accordance with its Pro Rata Share, in any principal payment made by the Company with respect to such claim.

     (b) From and after the New Commitment Effective Date, the New Bank shall be entitled to its Pro Rata Share of all interest and fees thereafter accruing under this Credit Agreement (including, without limitation, interest on the New Bank's Pro Rata Share of the Outstanding Loans). All Loans made after the New Commitment Effective Date shall be made by the Banks pursuant to the Pro Rata Shares set forth in Schedule 2.01 attached hereto.

     (c) The New Bank hereby (i) warrants and represents that it is authorized to become a party to the Credit Agreement; (ii) appoints and authorizes the Agent to take such

                                                         4

     action, exercise such powers, and perform such duties under the Credit Agreement as are specifically delegated to or required of the Agent by the terms of the Credit Agreement, together with such other powers as are reasonably incidental thereto; and (iii) agrees that it will abide and be bound by all of the terms, covenants and agreements, and perform all of the obligations, which by the terms of the Credit Agreement are required to be abided and performed by it as a Bank and shall be entitled to all of the rights, benefits and privileges available or accruing to Banks under the Loan Documents.

     3. Representations and Warranties. The Company represents and warrants to the Agent and the Banks that, on and as of the date hereof, and after giving effect to this Second Amendment:

     3.1 Authorization. The execution, delivery and performance by the Company of this Second Amendment has been duly authorized by all necessary corporate action, and this Second Amendment has been duly executed and delivered by the Company.

     3.2 Binding Obligation. This Second Amendment constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

     3.3 No Legal Obstacle to Amendment. The execution, delivery and performance of this Second Amendment will not (a) contravene the Organization Documents of the Company; (b) constitute a breach or default under any contractual restriction or violate or contravene any law or governmental regulation or court decree or order binding on or affecting the Company which individually or in the aggregate does or could reasonably be expected to have a Material Adverse Effect; or (c) result in, or require the creation or imposition of, any Lien on any of the Company's properties. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Company of this Second Amendment, or the transactions contemplated hereby.

     3.4 Incorporation of Certain Representations. After giving effect to the terms of this Second Amendment, the representations and warranties of the Company set forth in Article VI of the Credit Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations relate solely to an earlier specified date.

     3.5 Default. No Default or Event of Default under the Credit Agreement has occurred and is continuing.

     4. Conditions, Effectiveness. The effectiveness of this Second Amendment shall be subject to the compliance by the Company with its agreements herein contained, and to the

                                                         5

     delivery of the following to Agent in form and substance satisfactory to Agent of the following on or before January 31, 1999:

     4.1 Execution of Second Amendment. The Company, the Agent and the Majority Banks shall have signed a copy hereof and the same shall have been delivered to the Agent.

     4.2  Pledge   Agreement   Affirmations.   The  Agent  shall  have  received
affirmation letters in respect of the Pledge Agreement, substantially in the form of Exhibit A, from each Pledgor Subsidiary.

     4.3 Notes. The Agent shall have received for each of BofA, First Union and the New Bank, a duly executed Note in the amount of such Bank's Commitment.

     4.4 Other Evidence. Such other evidence with respect to the Company or any other person as the Agent, the New Bank or any Bank may reasonably request to establish the consummation of the transactions contemplated hereby, the taking of all corporate action in connection with this Second Amendment and the Credit Agreement and the compliance with the conditions set forth herein.

         5.       Miscellaneous.

     5.1 Effectiveness of the Credit Agreement and the Notes. Except as hereby expressly amended, the Credit Agreement and the Notes shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.

     5.2 Waivers. This Second Amendment is limited solely to the matters expressly set forth herein and is specific in time and in intent and does not constitute, nor should it be construed as, a waiver or amendment of any other term or condition, right, power or privilege under the Credit Agreement or under any agreement, contract, indenture, document or instrument mentioned therein; nor does it preclude or prejudice any rights of the Agent or the Banks thereunder, or any exercise thereof or the exercise of any other right, power or privilege, nor shall it require the Majority Banks to agree to an amendment, waiver or consent for a similar transaction or on a future occasion, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Credit Agreement, constitute a waiver of any other right, power, privilege or default of the same or of any other term or provision.

     5.3 Counterparts. This Second Amendment may be executed in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     5.4 Governing Law. This Second Amendment shall be governed by and construed in accordance with the laws of the State of California.

                                                         6


     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered as of the date first written above.

                                 SIERRA HEALTH SERVICES, INC.


                                 By:
                                 Name:
                                 Title:


                                 BANK OF AMERICA NATIONAL TRUST AND
                                 SAVINGS ASSOCIATION, as Administrative
                                 Agent


                                 By:
                                 Name:
                                 Title:

                                 BANK OF AMERICA NATIONAL TRUST AND
                                 SAVINGS ASSOCIATION, as a Bank


                                 By:
                                 Name:
                                 Title:


                                 FIRST UNION NATIONAL BANK, as a Bank


                                 By:
                                 Name:
                                 Title:



                                                         7

                                 CREDIT LYONNAIS NEW YORK BRANCH, as


                                 a Bank


                                 By:
                                 Name:
                                 Title:

                                 THE FIRST NATIONAL BANK OF CHICAGO,
                                 as a Bank


                                 By:
                                 Name:
                                 Title:


                                 NORWEST BANK NEVADA N.A., as a BANK


                                 By: ___________________________________
                                 Name:
                                 Title:


                                 UNION BANK OF CALIFORNIA, N.A., as a
                                 Bank


                                 By:
                                 Name:
                                 Title:



                                                         8

                                 DEUTSCHE BANK AG, NEW YORK AND/OR
                                 CAYMAN ISLANDS BRANCHES, as a New
                                 Bank


                                 By:
                                 Name:  _________________________
                                 Title:


                                 By:
                                 Name:
                                 Title:



                                                         9

                                                   SCHEDULE 2.01

                                          COMMITMENTS AND PRO RATA SHARES


Bank                                Commitment                Pro Rata Share

Bank of America National
Trust and Savings
Association                        $ 50,000,000               25%

First Union National Bank          $ 40,000,000               20%

Deutsche Bank AG, New York         $ 30,000,000               15%
and/or Cayman Island Branches

Credit Lyonnais
New York Branch                    $ 20,000,000               10%

The First National Bank
of Chicago                         $ 20,000,000               10%

Norwest Bank Nevada N.A.           $ 20,000,000               10%

Union Bank of California, N.A.     $ 20,000,000               10%

                  TOTAL            $200,000,000              100%



                                                 SCHEDULE 11.02

                                      OFFSHORE AND DOMESTIC LENDING OFFICES,
                                               ADDRESSES FOR NOTICES


BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION,
         as Administrative Agent

Notices (other than Borrowing Notices and Notices of Conversion/Continuation):

Bank of America National Trust
and Savings Association
Agency Management Services #20529
555 South Flower Street, 11th Floor
Los Angeles, CA 90071

Attention:        Ms. Gina Meador
                  Vice President
                  Telephone: 213/228-5245
                  Facsimile: 213/228-2299

AGENT'S PAYMENT OFFICE:

Notices for Extensions of Credit and Conversion/Continuation:

Bank of America National Trust
and Savings Association
Agency Administrative Services #5596
1850 Gateway Boulevard, Fifth Floor
Concord, CA 94520

Attention:        Kathy Eddy
                  Telephone: 925/675-8458
                  Facsimile: 925/675-8500



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION,
         as a Bank

Domestic and Offshore Lending Office:

GPO-Domestic Account Administration #5583
The Harnor Building, 19th Floor
333 S. Beaudry Ave.
Los Angeles, CA 90017-1486

Attention:        Sandra Ibarra
                  Telephone: 213/345-6536
                  Facsimile: 213/345-6550

Notices (other than Borrowing notices and Notices of Conversion/Continuation):

Bank of America National Trust
and Savings Association
Health Care Finance #9173
555 South Flower Street, 11th Floor
Los Angeles, CA 90071

Attention:        J. Gregory Seibly
                  Vice President
                  Telephone: 213/228-2953
                  Facsimile: 213/228-2756

FIRST UNION NATIONAL BANK

Domestic and Offshore Lending Office:

One First Union Center
Charlotte, North Carolina 28288

Attention:        Sue Patterson
                  Telephone: 704/374-7121
                  Facsimile: 704/374-6537

with a copy of all Notices (other
than Borrowing Notices or Notices
of Conversion/Continuation):



First Union National Bank
One First Union Center
Charlotte, North Carolina 28288

Attention:        Valerie Cline
                  Telephone: 704/383-6237
                  Facsimile: 704/383-9144

DEUTSCHE BANK AG,
New York and/or Cayman Islands Branches

Domestic Lending Office:

Operations:
Richard Agnolet
Deutsche Bank AG
New York Branch
31 W. 52nd Street
New York, NY 10019
Tel: 212-469-4113
Fax: 212-469-4138

Business/Credit Matters
Sue Pearson
Deutsche Bank AG
31 W. 52nd Street
New York, NY 10019
Tel: 212-469-7140
Fax: 212-469-8701

Offshore Lending Office:

Deutsche Bank AG
Cayman Islands Branch
c/o New York Branch

Operations:
Richard Agnolet
Deutsche Bank AG
New York Branch
31 W. 52nd Street
New York, NY 10019
Tel: 212-469-4113
Fax: 212-469-4138

Business/Credit Matters


Sue Pearson
Deutsche Bank AG
31 W. 52nd Street
New York, NY 10019
Tel: 212-469-7140
Fax: 212-469-8701

CREDIT LYONNAIS NEW YORK BRANCH

Domestic and Offshore Lending Office:

1301 Avenue of the Americas
New York, New York 10019

Attention:        Kenia A. Perez
                  Telephone: 212/261-7788
                  Facsimile: 212/261-3440

THE FIRST NATIONAL BANK OF CHICAGO

Domestic and Offshore Lending Office:

One First National Plaza
Chicago, Illinois 60670

Attention:        Ken Fecko
                  Telephone: 312/732-4616
                  Facsimile: 312-732-4303

NORWEST BANK NEVADA N.A.

Domestic and Offshore Lending Office:

3300 West Sahara Avenue
Las Vegas, Nevada 89102

Attention:        Sue Norton
                  Telephone: 702/765-3180
                  Facsimile: 702/765-3888




UNION BANK OF CALIFORNIA, N.A.

Domestic and Offshore Lending Office:


Commercial Customer Service Unit
1980 Saturn Street
Monterey Park, CA 91755

Attention:        Gohar Karapetyan
                  Telephone: 323/720-2679
                  Facsimile: 323/724-6198


                                  EXHIBIT A to
                                Second Amendment
                               to Credit Agreement



                                                 January 15, 1999




Sierra Health Services, Inc.
Sierra Medical Management, Inc.
Prime Holdings, Inc.
c/o Sierra Health Services, Inc.
2724 North Tenaya Way
Las Vegas, Nevada 89128

         Re:      Sierra Health Services, Inc.

Gentlemen:

     Please refer to (1) the Credit Agreement, dated as of October 30, 1998, as amended by that certain First Amendment dated as of November 23, 1998 (the "Credit Agreement"), by and among Sierra Health Services, Inc., as the Borrower, the commercial lending institutions party thereto (collectively, the "Lenders") and Bank of America National Trust and Savings Association, as agent (herein, in such capacity, called the "Agent") and (2) the Pledge Agreements dated October 30, 1998 from each of the addressees in favor of the Lenders and the Agent (the "Pledge Agreements"). Pursuant to an amendment dated of even date herewith, a copy of which is attached hereto, certain terms of the Credit Agreement were amended. We hereby request that you (i) acknowledge and reaffirm all of your obligations and undertakings under your Pledge Agreement and (ii) acknowledge and agree that your Pledge Agreement is and shall remain in full force and effect in accordance with the terms thereof.

     Please indicate your agreement to the foregoing by signing in the space provided below, and returning the executed copy to the undersigned.

                                         BANK OF AMERICA NATIONAL TRUST
                                         AND SAVINGS ASSOCIATION,
                                         as Agent


                                         By:______________________________
                                            Title:






Acknowledged and Agreed to
as of January 15, 1999

SIERRA HEALTH SERVICES, INC.
SIERRA MEDICAL MANAGEMENT, INC.


By:____________________________
   Its:___________________________


PRIME HOLDINGS, INC.


By:____________________________
   Its:___________________________



                                    EXHIBIT A

                            OUTSTANDING BORROWINGS OF
                                LIBOR RATE LOANS
                            (as of January 15, 1999)







                                                       LENGTH OF INTEREST
BORROWING                                              PERIOD FOR DETERMINING
AMOUNT                  MATURITY                       PAYMENTS TO NEW BANK



$101,000,000           February 5, 1999                One Month
$ 18,000,000           February 9, 1999                One Month
   8,000,000           February 10, 1999               One Month
$ 12,000,000          March 3, 1999                   Three Months